UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 11, 2017

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of Edwards Lifesciences Corporation (“Edwards”), stockholders of Edwards approved the amendment and restatement of Edwards’ Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”) by the affirmative vote of a majority of the shares of common stock represented at the 2017 Annual Meeting, in person or by proxy, and entitled to vote. The amendments approved by stockholders included an increase in the total number of shares of Edwards common stock available for issuance under the Long-Term Stock Program by 1,400,000 shares to a new total share limit of 109,200,000 shares.
The foregoing description of the Long-Term Stock Program amendment is qualified in its entirety by the full text of the Amended and Restated Long-Term Stock Program, which is Exhibit 10.1 hereto and incorporated herein by this reference.

At the 2017 Annual Meeting, stockholders also approved the amendment and restatement of Edwards’ 2001 Employee Stock Purchase Plan for United States Employees (the “U.S. Employee Stock Purchase Plan”) by the affirmative vote of a majority of the shares of common stock represented at the 2017 Annual Meeting, in person or by proxy, and entitled to vote.  The amendments approved by stockholders included an increase in the total number of shares of common stock available for issuance under the U.S. Employee Stock Purchase Plan by 1,500,000 shares.

The foregoing description of the U.S. Employee Stock Purchase Plan amendment is qualified in its entirety by reference to the Amended and Restated U.S. Employee Stock Purchase Plan, which is Exhibit 10.2 hereto and incorporated herein by this reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

On May 11, 2017, Edwards held its 2017 Annual Meeting.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

(i) All the nominees for director listed in Proposal 1 were elected to serve one-year terms ending in 2018 by the following votes:

	For	Against	Abstain	Broker Non-Votes
Michael A. Mussallem	160,189,457	5,663,559	347,418	18,782,012

Kieran T. Gallahue	163,496,953	2,485,257	218,224	18,782,012

Leslie S. Heisz	163,624,787	2,337,598	238,049	18,782,012

William J. Link, Ph.D.	161,498,461	4,455,407	246,566	18,782,012

Steven R. Loranger	164,645,454	1,351,827	203,153	18,782,012

Martha H. Marsh	164,129,411	1,882,596	188,427	18,782,012

Wesley W. von Schack	163,571,016	2,423,395	206,023	18,782,012

Nicholas J. Valeriani	164,643,946	1,352,233	204,255	18,782,012

(ii)  Proposal 2 — The non-binding advisory proposal to vote on Edwards’ named executive officer compensation every year was approved by the following vote:

One Year	Two Year	Three Years	Abstain	Broker Non-Votes
149,229,061	282,513	16,440,813	248,047	18,782,012

(iii)  Proposal 3 — The non-binding advisory proposal regarding compensation of Edwards’ named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
157,653,576	8,139,666	407,192	18,782,012

(iv)  Proposal 4 — The Amended and Restated Long-Term Stock Program was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
152,933,285	12,874,736	392,413	18,782,012

(v)  Proposal 5 — The Amended and Restated U.S. Employee Stock Purchase Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
164,911,550	1,073,914	214,970	18,782,012

(iv)  Proposal 5 — Ratification of the selection of PricewaterhouseCoopers LLP as Edwards’ independent public accountants for the fiscal year ending December 31, 2017 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
179,613,481	5,099,855	269,110	—

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

10.1         Amended and Restated Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 30, 2017)

10.2         Amended and Restated Edwards Lifesciences Corporation Employee Stock Purchase Plan for United States Employees (incorporated by reference to Appendix B to Edwards’ Definitive Proxy Statement, filed March 30, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel, and Secretary

Exhibit Index

Exhibit Number	Description

10.1
Amended and Restated Edwards Lifesciences Corporation Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 30, 2017)

10.2
Amended and Restated Edwards Lifesciences Corporation Employee Stock Purchase Plan for United States Employees (incorporated by reference to Appendix B to Edwards’ Definitive Proxy Statement, filed March 30, 2017)